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                                                                   EXHIBIT 10.1


                   OPTION TO PURCHASE SHARES OF COMMON STOCK

                 THIS AGREEMENT is dated as of _______, and is made by and between DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as "COMPANY") and _______________ (hereinafter referred to as "DIRECTOR"):

BACKGROUND

                 1. The Company has adopted a Non-Employee Director Stock Option and Retainer Plan (the "Plan"). The purposes of the Plan are as follows:

                 (1) To further the growth, development and financial success of the Company by providing incentives to its non-employee directors by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

                 (2) To enable the Company to obtain and retain the services of qualified non-employee directors in order to contribute to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock.

                 2. This Option is issued to the Director in accordance with the terms and provisions of the Plan and in consideration of the Director serving as a non-employee director of the Company.


I. DEFINITIONS

                 Except as otherwise defined herein, words and terms defined in the Plan shall have the same meaning when used herein.


II. GRANT OF OPTION

                 2.1 GRANT OF OPTION. For good and valuable consideration, on the date hereof the Company irrevocably grants to the Director the option (the "OPTION") to purchase any part or all of ____________ shares of the Company's Common Stock, $.01 par value (the "COMMON STOCK"), subject to and upon the terms and conditions set forth in this Agreement.

                 2.2 PURCHASE PRICE. The purchase price of the shares of Common Stock covered by the Option shall be ____________________________ per share without commission or other charge.

                 2.3 ADJUSTMENTS IN OPTION. In the event that the outstanding shares of Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Board shall make an
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appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Board shall be final and binding upon the Director, the Company and all other interested persons.

                 2.4 OPTION SUBJECT TO PLAN. This Option is subject in all respects to the terms and provisions of the Plan, which are incorporated by reference herein. The Director acknowledges receipt and review of the Plan and agrees to be bound by the terms thereof. This Option shall be treated as a non-qualified option under the applicable provisions of the Code.


III. PERIOD OF EXERCISABILITY

                 3.1  COMMENCEMENT OF EXERCISABILITY.

                 (a) This Option may not be exercised in whole or in part during the six month period following the date hereof.

                 (b) Subject to the provisions of paragraph (c) below, the Option granted hereunder shall be subject to the following cumulative vesting schedule:

                 (i) Until the date which is one year from the date hereof, the Option shall not be vested and shall not be exercisable as to any of the shares subject hereto;

                (ii) From and after the date which is one year from the date hereof, the Option shall vest and be exercisable as to 15% of the original number of shares subject hereto;

               (iii) From and after the date which is two years from the date hereof, the Option shall vest and be exercisable as to 50% of the original number of shares subject hereto; and

                (iv) From and after the date which is three years from the date hereof, the Option shall be fully vested and be exercisable as to 100% of the number of shares subject hereto.

                 (c) Upon the Termination of the Director, such portion of this Option which has not then vested and become exercisable shall automatically become fully vested and exercisable, provided, however, that such Termination shall not be less than one year from the date hereof.

                 3.2 DURATION OF EXERCISABILITY. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.





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                 3.3  EXPIRATION OF OPTION.  This Option may not be exercised to any extent after the first to occur of the following events:

                 (i) The expiration of ten years form the date hereof; or

                 (ii) Except in the event the Director is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Director's Termination for any reason other than the Director's death; or

                 (iii) In the event the Director is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Director's Termination for any reason other than the Director's death unless the Director dies within said one-year period; or

                 (iv) The expiration of one year from the date of the Director's death with respect to all Options held by the Director.

IV.  EXERCISE OF OPTION

                 4.1 PERSON ELIGIBLE TO EXERCISE. During the lifetime of the Director, only he may exercise the Option or any portion thereof; provided, however, that unless otherwise prohibited by Rule 16b-3, the Director may transfer all or any portion of this Option to his spouse or immediate family member of any trust for the benefit thereof. After the death of the Director, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Director's will or under the then applicable laws of descent and distribution.

                 4.2 PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one- hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

                 4.3 MANNER OF EXERCISE. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following (except as otherwise waived by such officer) prior to the time when the Option or such portion becomes unexercisable under
Section 3.3:

                 (a) Notice in writing signed by the Director or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

                 (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or





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                 (ii) Subject to the timing requirements of Section 4.4, (A)
shares of the Company's Common Stock owned by the Director duly endorsed for transfer to the Company or (B) shares of the Company's Common Stock issuable to the Director upon exercise of this Option, in each case, with a fair market value (as determined under Section 4.2(b) of the Plan) on the date of Option exercise equal to the aggregate Option price of the Shares with respect to which such Option or portion is thereby exercised; or

                 (iii) Any combination of the consideration provided in the foregoing subsections (i) and (ii); and

                 (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that subject to the timing requirements of Section 4.4, any combination of the following may be used to make all or part of such payment: (i) shares of the Company's Common Stock owned by the Director duly endorsed for transfer or (ii) shares of the Company's Common Stock issuable to the Director upon exercise of the Option, in each case, valued in accordance with Section 4.2(b) of the Plan, at the date of Option exercise; and

                 (d) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Director or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Director or other person then entitled to exercise such Option or portion will indemnify the Company against, and hold it free and harmless from, any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired upon exercise of an Option does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (d) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (d) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                 (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Director, appropriate proof of the right of such person or persons to exercise the Option.





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                 4.4  CERTAIN TIMING REQUIREMENTS.  Shares of the Company's
Common Stock issuable to the Director upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the trading window period following the date of release of the quarterly or annual summary statement of sales and earnings of the Company as may be established by the Company for its senior executives from time to time or (ii) pursuant to an irrevocable written election by the Director to use Shares of the Company's Common Stock issuable to the Director upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

                 4.5 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions (except as otherwise waived by the Committee):

                 (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                 (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                 (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

                 (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

                 4.6 RIGHTS AS A SHAREHOLDER. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

V. OTHER PROVISIONS

                 5.1 ADMINISTRATION. The Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application hereof as are





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  consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Director, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Option.

                 5.2 OPTION NOT TRANSFERABLE. Except as otherwise set forth herein or in the Plan, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment of any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this
Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                 5.3 SHARES TO BE RESERVED. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

                 5.4 NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to him or her at the address set forth in the Company's records. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this
Section 5.4. Any notice shall be deemed duly given upon receipt and shall be delivered by hand, reputable overnight courier or deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                 5.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.



                 In Witness Whereof, the Company and the undersigned Director have executed and delivered this Option as of the day and year above written.





                                           -----------------------------------
                                           (Director)




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